UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2010

COCA-COLA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167067	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(678) 260-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Transition Services Agreement

On October 2, 2010, Coca-Cola Enterprises, Inc., the entity formerly named International CCE Inc. (the “Company”) and The Coca-Cola Company (“TCCC”) entered into a transition services agreement (the “Transition Services Agreement”). In order to facilitate the transition of the European businesses pursuant to the Merger (as defined below in Item 2.01), under this agreement TCCC will provide the Company with specified services, on a fee-for-services basis, for a limited time, including the following: certain procurement services, financial services and HR services. The description herein of the Transition Services Agreement is qualified in its entirety by reference to Exhibit 10.1 hereto.

Bottler’s Agreements, Incidence Pricing Agreement, and Corporate Name Letters

On October 2, 2010, the bottling subsidiaries of the Company, TCCC and The Coca-Cola Export Corporation entered into bottler’s agreements; the Company and TCCC entered into an incidence pricing agreement establishing concentrate prices; and the Company, TCCC and the bottling subsidiaries of the Company entered into corporate name letters. The descriptions herein of the bottler’s agreements, the incidence pricing agreement and the corporate name letter are qualified in their entirety by reference to Exhibits 10.2, 10.3 and 10.4, respectively, hereto.

Tax Sharing Agreement

The Company, Coca-Cola Enterprises Inc. (renamed Coca-Cola Refreshments USA, Inc.) (“Old CCE”) and TCCC entered into a Tax Sharing Agreement on February 25, 2010, under which New CCE will be required to indemnify TCCC and its affiliates for losses resulting from the failure of the Merger and related transactions to qualify for tax-free treatment described under Section 355 of the Code. The description herein of the Tax Sharing Agreement is qualified in its entirety by reference to Exhibit 10.5 hereto.

Employee Matters Agreement

The Company, Old CCE and TCCC entered into the Employee Matters Agreement on February 25, 2010 concerning employee matters, benefits and compensation. The description herein of the Employee Matters Agreement is qualified in its entirety by reference to Exhibit 10.6 hereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 2, 2010, the Company was separated (the “Separation”) from its former parent, Old CCE, pursuant to the terms of the Business Separation and Merger Agreement dated as of February 25, 2010 among the Company, Old CCE, TCCC and Cobalt Subsidiary LLC, a wholly-owned subsidiary of TCCC (“Merger Sub”), as amended by Amendment No. 1 to Business Separation and Merger Agreement, dated as of September 6, 2010 (as amended, the “Merger Agreement”).

Pursuant to the Merger Agreement, (1) immediately prior to the Merger, Old CCE separated its businesses of marketing, producing and distributing nonalcoholic beverages outside of the United States, Canada, the British Virgin Islands, the United States Virgin Islands and the Cayman Islands and transferred those businesses to the Company and (2) Merger Sub merged (the “Merger”) with and into Old CCE, with Old CCE continuing as the surviving corporation and a wholly-owned subsidiary of TCCC. In the Merger, (i) each outstanding share of common stock of Old CCE, other than shares held by TCCC or any of its subsidiaries, were converted into the right to receive 1.000 share of Company common stock (the “Stock Consideration”), and cash consideration of $10.00 (the “Cash Consideration” and which, together with the Stock Consideration, is the “Merger Consideration”), (ii) TCCC became the owner of all of the shares of Old CCE common stock and (iii) the Company became a public company, whose shares are owned by prior Old CCE shareowners other than TCCC and its subsidiaries.

Concurrently with the Merger, on October 2, 2010, the Company acquired TCCC’s bottling operations in Norway and Sweden (the “Norway-Sweden Acquisition” and, together with the Merger and the Separation, the “Transaction”), pursuant to the Norway-Sweden Share Purchase Agreement dated as of March 20, 2010, (the “Norway-Sweden SPA”) through the purchase of all of TCCC’s right, title and interest in Coca-Cola Drikker AS and Coca-Cola Drycker Sverige AB for $822,000,000, plus approximately $44,000,000 required to be paid pursuant to the closing working capital adjustment.

The Company now owns what were previously Old CCE’s European operations, its Canadian financing company, a related portion of Old CCE’s corporate segment and TCCC’s bottling operations in Norway and Sweden. The Company is now named Coca-Cola Enterprises, Inc. and its common stock is listed for trading on the New York Stock Exchange under the symbol “CCE.”

The Company financed the Cash Consideration and the Norway-Sweden Acquisition using a combination of existing cash, payments received from TCCC upon the effective time of the Merger, debt financing obtained in the public markets and commercial paper borrowings.

The descriptions herein of the Merger Agreement, Norway-Sweden SPA and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Merger Agreement and the Norway-Sweden SPA, which are incorporated by reference as Exhibit 2.1 (Business Separation and Merger Agreement), Exhibit 2.2 (Norway-Sweden Share Purchase Agreement) and Exhibit 2.3 (Amendment No. 1 to Business Separation and Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 2, 2010, the Company changed its name from International CCE Inc. to Coca-Cola Enterprises, Inc. pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation of International CCE Inc.

Item 8.01.	Other Events.

On October 3, 2010, the Company issued a press release relating to the completion of the Transactions, a copy of which is filed as Exhibit 99.1 to this Current Report.

Item 9.01.	Exhibits.

(a)	Financial Statements of Businesses Acquired.

The required financial statements of the Company are filed as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

(d)	Exhibits.

2.1	Business Separation and Merger Agreement dated as of February 25, 2010 among the Company, Old CCE, TCCC and Merger Sub (incorporated by reference to Annex A to Proxy Statement/Prospectus in Amendment No. 4 to Registration Statement on Form S-4 filed on August 25, 2010)**

2.2	Norway-Sweden Share Purchase Agreement dated as of March 20, 2010 among the Company, Old CCE, TCCC and Bottling Holdings (Luxembourg) s.a.r.l. (incorporated by reference to Annex B to Proxy Statement/Prospectus in Amendment No. 4 to Registration Statement on Form S-4 filed on August 25, 2010)**

2.3	Amendment No. 1 dated as of September 6, 2010 to the Business Separation and Merger Agreement dated as of February 25, 2010, among the Company, Old CCE, TCCC and Merger Sub (incorporated by reference to Current Report on Form 8-K, filed September 7, 2010)

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

10.1	Transition Services Agreement dated as of October 2, 2010 among the Company and TCCC**

10.2	Form of Bottler’s Agreement made and entered into with effect from October 2, 2010, by and among TCCC, The Coca-Cola Export Corporation, and the bottling subsidiaries of the Company

10.3	Incidence Pricing Agreement dated as of October 2, 2010 between the Company and TCCC

10.4	Form of Corporate Name Letter dated as of October 2, 2010 by and among the Company, TCCC and the bottling subsidiaries of the Company

10.5	Tax Sharing Agreement dated February 25, 2010 among the Company, Old CCE and TCCC**

10.6	Employee Matters Agreement dated February 25, 2010 among the Company, Old CCE and TCCC**

99.1	Press Release

99.2	The audited combined balance sheets of the Company as of December 31, 2009 and 2008 and the related audited combined statements of operations, cash flows and equity for years ended December 31, 2009, 2008 and 2007 and the notes related thereto (incorporated by reference to pages F-1 through F-35 of the Proxy Statement/Prospectus in Amendment No. 4 to Registration Statement on Form S-4 filed on August 25, 2010)

99.3	The unaudited condensed combined balance sheets of the Company as of July 2, 2010 and July 3, 2009 and the related condensed combined statements of operations and cash flows as of the three and six months ended July 2, 2010 and July 3, 2009 and the notes related thereto (incorporated by reference to pages F-36 through F-51 of the Proxy Statement/Prospectus in Amendment No. 4 to Registration Statement on Form S-4 filed on August 25, 2010)

**	Certain schedules have been omitted and the Company agrees to furnish to the Commission a copy of any omitted schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)

Date: October 5, 2010	By:	/S/ WILLIAM T. PLYBON
	Name:	William T. Plybon
	Title:	Vice President and Secretary